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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                    ----------------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------------


Date of Report (Date of earliest event reported)     March 5, 2004
                                                 ------------------


                           VION PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                         0-26534                 13-3671221
------------------------------      ---------------          ----------------
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)



     4 Science Park, New Haven, CT                                   06511
----------------------------------------                           -------
(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code:     (203) 498-4210
                                                   -------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         On March 5, 2004, Vion Pharmaceuticals, Inc. issued the press release filed herewith as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C) EXHIBITS.

                 Exhibit 99.1 Press release dated March 5, 2004.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    VION PHARMACEUTICALS, INC.


Date: March 5, 2004                 By: /s/ Howard B. Johnson
                                    -----------------------
                                    Name: Howard B. Johnson
                                    Title: President and Chief Financial Officer






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                                  EXHIBIT INDEX
                                  -------------


         99.1    Press release dated March 5, 2004.